CONSENT OF ATTORNEYS FOR THE REGISTRANT

     We hereby consent to all references to our firm included in or made a part of this Form SB-2 Registration Statement.

Dated:   New York, New York
         August 29, 1996

                                                 /s/  Halpern & Pasternack, P.C.
                                                 -----------------------------
                                                      Halpern & Pasternack, P.C.